ИНВЕСТИЦИОННЫЙ ДОГОВОР N ___

г. Москва "04" декабря 2007 г.

Компания NNRF, Inc., именуемая в дальнейшем «Сторона 1», в лице Вице-президента и Секретаря Петера Гёрке и Главного финансового директора Тодда Синклэра, действующих на основании Устава, с одной стороны, и

Общество с ограниченной ответственностью «Инженерный центр ядерных контейнеров», именуемое в дальнейшем «Сторона 2», в лице генерального директора Радченко Михаила Владимировича, действующего на основании Устава, с другой стороны,

именуемые в дальнейшем «Стороны», заключили настоящий договор о нижеследующем:

ПРЕАМБУЛА

Принимая во внимание, что:

- Компания NNRF, Inc. и ООО «Инженерный центр ядерных контейнеров» имеют близкие производственные интересы в вопросах разработки и внедрения технологий и оборудования в области обращения с радиоактивными отходами, включая их хранение и изоляцию.
- Компания NNRF, Inc. и ООО «Инженерный центр ядерных контейнеров» при проведении совместных работ имеют возможность дополнять друг друга, предполагая при этом, что:

• Компания NNRF, Inc. преимущественно выступает в качестве инвестиционной компании, организующей внедрение промышленных технологий на АЭС и других объектах;

• ООО «Инженерный центр ядерных контейнеров» преимущественно выступает в области разработки новых и усовершенствования используемых технологических процессов и оборудования,

Компания NNRF, Inc. и ООО «Инженерный центр ядерных контейнеров» считают приоритетным и взаимовыгодным организацию научно-технического сотрудничества в области разработки, сертификации и организации серийного

INVESTMENT CONTRACT ______

Moscow December 04, 2007

Company NNRF, Inc., hereinafter referred to as "Party 1", represented by Vice-president and Secretary Peter Goerke and Chief Financial Officer Todd Sinclair, acting on the basis of Bylaws, on the one hand, and,

Limited Liability Company "Engineering Center of Nuclear Containers", hereinafter referred to as "Party 2", represented by General Director Mikhail Vladimirovich Radchenko, acting on the basis of Bylaws, on the other hand,

together referred to as "Parties", concluded the present contract about the following:

PRELIMINARY STATEMENT

Considering, that:

- Company NNRF, Inc. and "Engineering center of nuclear containers" LLC have close industrial interests in the sphere of development and implementation of technologies and equipment in the field of radioactive waste management, including their storage and isolation.
- Carrying out teamwork Company NNRF, Inc. and "Engineering center of nuclear containers" LLC have an opportunity to supplement each other, it is assumed that:

• Company NNRF, Inc. mainly represents itself as the investment company, organizing implementation of industrial technologies on NPP and other objects;

• "Engineering center of nuclear containers" LLC acts mainly in the field of development of the new and improvement of the used technological processes and equipment,

Company NNRF, Inc. and "Engineering center of nuclear containers" LLC consider the organization of scientific and technical cooperation in the sphere of development, certification and the organization of a batch production in the Russian Federation of the

производства в Российской Федерации унифицированного типоряда двухцелевых транспортных упаковочных комплектов (ТУК) для обращения с высокоактивными отходами (ВАО) на ядерно – радиационно-опасных объектах (ЯРОО).	unified typo-range dual-purpose transport packing sets (TPS) for high-level active waste (HLAW) on nuclear- radiation objects (NRO) priority and mutually beneficial.
Данная работа будет осуществлена в рамках нового юридического лица в виде общества с ограниченной ответственностью, учрежденного вышеуказанными сторонами с местом регистрации в г. Москве.	The present work will be carried out within the limits of a new legal person in the form of a limited liability company with participation of the above-stated parties with the place of registration in Moscow.
Для продвижения продукции на 3-их рынках будут созданы аффилированные структуры за рубежом в странах интереса.	To promote the product of the 3d markets the affiliated structures will be created abroad in the countries of interest.
1. ПРЕДМЕТ ДОГОВОРА	**1. SUBJECT OF THE CONTRACT**
1.1. Стороны организуют выполнение следующих работ:	1.1. The Parties organize the implementation of the following works:
• Разработка и экспертиза технического предложения по типоряду ТУК.	• Development and expertise of technical offer on typo-range of TPS.
• Разработка эскизных проектов;	• Development of rough design;
• Разработка и экспертиза технических проектов;	• Development and expertise of technical design;
• Разработка и согласование рабочей конструкторской документации;	• Development and coordination of working construction documentation;
• Проведение материаловедческих и других испытаний и исследований, необходимых для обоснования безопасности.	• Carrying out material-investigation and other tests and researches necessary for safety substantiation.
• Изготовление опытного образца;	• Manufacturing of a pre-production model;
• Проведение испытаний опытного образца;	• Carrying out of pre-production model tests;
• Разработка технических условий и эксплуатационной документации;	• Development of specifications and operational documentation;
• Сертификация опытного образца и серийных изделий;	• Certification of a pre-production model and batch components
• Изготовление установочной партии.	• Manufacturing of development batch.
1.2. Сторона 2 выполняет следующие работы:	1.2. The Party 2 carries out the following works:
• Разработка технических предложений по типоряду ТУК.	• Development of technical offers on typo-range TPS.
• Разработка эскизного проекта;	• Development of rough design;
• Разработка технического проекта;	• Development of technical design;
• Разработка рабочей конструкторской документации;	• Development of working construction documentation;
1.3. Сторона 1 софинансирует выполнение следующих работ:	1.3. The Party 1 co-finance the performance of the following works:
• Приобретение оборудования и расчетных кодов для обоснования работоспособности и сертификации разрабатываемых изделий за пределами РФ;	• Purchase of equipment and cost codes for substantiation of working capacity and certification of the developed products outside the RF;
• Проведение необходимых исследований	• Carrying out of necessary researches on a

по состоянию РАО на ЯРОО;

- Проведение необходимых экспертиз для обоснования правильности заложенных проектных решений;
- Проведение материаловедческих и других исследований, необходимых для расчетов
- Изготовление опытного образца
- Проведение испытаний опытного образца
- Сертификация опытного образца и серийных изделий
- Изготовление установочной партии.

1.4. Стороны совместно организуют продвижение серийных изделий на рынок и их продажу.

1.5. Стоимость работ, софинансируемых Стороной 1, составляет 144 000 000 (Сто сорок четыре миллиона) рублей.

1.6. Стоимость работ, выполняемых Стороной 2, составляет 144 000 000 (Сто сорок четыре миллиона) рублей.

1.7. Порядок выполнения и финансирования работ осуществляется в соответствии с календарно-сметным планом, являющимся неотъемлемой частью настоящего Инвестиционного Договора.

2. РАСХОДЫ, УБЫТКИ И ОТВЕТСТВЕННОСТЬ СТОРОН

2.1. Стороны несут расходы и убытки пропорционально своим вкладам в общее дело.

2.2. Прибыль, полученная в результате совместной деятельности, распределяется в равных долях.

3. ОТВЕТСТВЕННОСТЬ СТОРОН И ПОРЯДОК РАССМОТРЕНИЯ СПОРОВ

3.1. Стороны несут ответственность за неисполнение или ненадлежащее исполнение принятых на себя обязательств по настоящему договору в соответствии с действующим законодательством РФ.

3.2. Все споры и разногласия Стороны будут стремиться урегулировать в досудебном порядке.

3.3. В случае недостижения Сторонами соглашения спор передается на рассмотрение суда в соответствии с действующим законодательством РФ.

4. КОНФИДЕНЦИАЛЬНОСТЬ

4.1. Любая информация о финансовом

condition of radioactive wastes on NRO;

- Carrying out of necessary expertise for substantiation of correctness of design decisions;
- Carrying out material-investigation and other researches necessary for calculations;
- Manufacturing of a preproduction model;
- Carrying out of pre-production model tests;
- Certification of a pre-production model and batch components
- Manufacturing of development batch.

1.4. The Parties will in common organize promotion of serial products on the market and their sale.

1.5. Cost of works, co-financing by the Party 1, amounts to 144 000 000 (One hundred forty four million) roubles.

1.6. Cost of the works which are carried out by the Party 2, amounts to 103 111 580 (One hundred forty four million) roubles.

1.7. Execution order and financing of works is carried out according to the calendar-budget plan, being an integral part of the present Investment Contract.

2. EXPENSES, LOSSES AND LIABILITY OF THE PARTIES

2.1. The Parties bear expenses and losses proportional to their contribution to a common cause.

2.2. The profit, received as a result of joint activity, is distributed in equal shares.

3. RESPONSIBILITY OF THE PARTIES AND DISPUTE ESCALATION

3.1. The Parties are responsible for non-fulfillment or improper execution of accepted obligations on the present contract according to the current legislation of the Russian Federation.

3.2. All disputes and disagreements of the Parties should try to be settled in the pre-judicial order.

3.3. In case of failure to archive agreement by the Parties, the dispute should be settled to court according to the current legislation of the Russian Federation.

4. CONFIDENTIALITY

4.1. Any information on a financial

положении Сторон и условиях настоящего договора, а также договоров с третьими лицами, участвующими в реализации работ по настоящему договору, считается конфиденциальной и не подлежит разглашению. Иные условия конфиденциальности могут быть установлены по требованию любой из Сторон.

5. ОСВОБОЖДЕНИЕ ОТ ОТВЕТСТВЕННОСТИ (ФОРС-МАЖОР)

5.1. Стороны освобождаются от ответственности за частичное или полное неисполнение обязательств по настоящему договору, если это неисполнение явилось следствием обстоятельств непреодолимой силы (форс-мажор), т.е. чрезвычайных и непреодолимых при данных условиях обстоятельств, в частности, наводнения, землетрясения, других стихийных бедствий или каких-либо иных явлений природного характера, эпидемии, террористических актов, военных действий, а также изменений в действующем законодательстве, принятия нормативных актов местных органов власти, делающих невозможным выполнение Сторонами взятых на себя обязательств.

Надлежащим доказательством наличия указанных выше обстоятельств непреодолимой силы и их продолжительности будут справки, выдаваемые компетентными органами.

5.2. При изменениях законодательных и нормативных актов, ухудшающих положение Сторон по сравнению с их состоянием на дату заключения настоящего договора и приводящих к дополнительным затратам времени и денежных средств, согласованные сроки выполнения работ увеличиваются соразмерно этому времени. Сроки и стоимость договора в этом случае уточняются в дополнительном соглашении.

5.3. Срок выполнения обязательств по настоящему договору увеличивается соразмерно времени, в течение которого действовали такие обстоятельства и их последствия.

5.4. В случае если вследствие обстоятельств, указанных в п. 5.1 настоящего договора, просрочка в исполнении обязательств по настоящему

position of the Parties and conditions of the present Contract, and contracts with the third parties as well, participating in realization of works under the present Contract, is considered confidential and is not subject to disclosure. Other conditions of confidentiality can be established on demand of any of the Parties.

5. RELIEF OF LIABILITY (FORCE-MAJEUR)

5.1. The Parties are relieved of liability for partial or full non-fulfillment of obligations under the present Contract if this non-fulfillment was a consequence of force majeure circumstances (force-majeur), i.e. extreme and insuperable circumstances under the given conditions, in particular, flooding, earthquake, other acts of nature or any other phenomena of natural character, epidemic, acts of terrorism, military actions, and also changes in the current legislation, acceptances of statutory acts of the local authorities making impossible carrying out of accepted obligations by the Parties.

The appropriate proof of presence of the above-mentioned force majeure circumstances and their durations will be inquiries given out by competent bodies.

5.2. When changes legislative and the statutory acts aggravating the situation of the Parties in comparison with their condition for date of the conclusion of the present Contract and leading to additional expenses of time and money resources, agreed periods of execution of works increase in proportion to this time. Terms and cost of the Contract are specified in the additional agreement in this case.

5.3. Term under the present Contract increases in proportion to time during which such circumstances and their consequences operated.

5.4. In the event that owing to the circumstances specified in p. 5.1 of the present Contract, delay in execution of obligations under the present Contract is more than three

договору составит более трех месяцев, любая из Сторон вправе отказаться от невыполненной части договора. При этом ни одна из Сторон не вправе требовать возмещения убытков.

6. ЗАКЛЮЧИТЕЛЬНЫЕ ПОЛОЖЕНИЯ

6.1. Настоящий договор вступает в силу со дня его подписания Сторонами и прекращает свое действие после выполнения Сторонами обязательств по нему и завершения взаиморасчетов Сторон по настоящему договору.

6.2. Условия настоящего договора могут быть изменены по взаимному соглашению Сторон. Все изменения, дополнения и соглашения к настоящему договору являются неотъемлемой частью настоящего договора, если совершены в письменной форме и подписаны Сторонами.

6.3. Настоящий договор может быть расторгнут по соглашению Сторон при условии согласования взаиморасчетов на момент расторжения, а также в иных случаях, предусмотренных законодательством РФ.

6.4. Право на полученные в ходе работ по настоящему договору проектно-конструкторскую документацию и патенты на разрабатываемые изделия принадлежат обеим Сторонам в равной мере.

6.5. Настоящий договор составлен в двух экземплярах, имеющих одинаковую юридическую силу, по одному экземпляру для каждой Стороны.

6.6. Уведомления, извещения или другие сообщения, имеющие значение для отношений Сторон, должны вручаться лично либо направляться Сторонами друг другу заказными письмами или телеграммами с уведомлением о вручении по адресам, указанными в настоящем договоре в качестве юридических и почтовых адресов Сторон.

6.7. В случае изменения телефона, места регистрации, почтового адреса, а также иных реквизитов Стороны обязаны немедленно направлять друг другу в предусмотренном выше порядке извещения об этих изменениях. Вся информация и корреспонденция, направленная по телефону и адресу, указанному в настоящем

months, any of the Parties has the right to refuse unexecuted part of the Contract. Thus any of the Parties has not the right to claim compensation for the loss.

6. FINAL PROVISIONS

6.1. The present Contract comes into effect from the date of its signing by the Parties and terminates after performance of obligations on it by the Parties and conclusion of mutual payments by the Parties under the present Contract.

6.2. Conditions of the present Contract can be changed under the mutual agreement of the Parties. All changes, additions and agreements to the present Contract are an integral part of the present Contract if they are in written form and signed by the Parties.

6.3. The present Contract can be terminated under the agreement of the Parties under condition of the coordination of mutual payments at the moment of its termination, and also in other cases stipulated by the legislation of the Russian Federation.

6.4. The right on the received design documentation during works under the present Contract and patents for the developed products belongs to both Parties in equal measure.

6.5. The present Contract is made in two copies, having legal force, one copy for each Party.

6.6. Notices or other messages important for relations of the Parties, should be handed over either personally or should forward to each other certified mails or telegrams with delivery notification to the addresses, specified in the present Contract as legal and post addresses of the Parties.

6.7. In case of change of phone, place of registration, post address, and other requisites, the Parties are obliged to direct each other the notice immediately in the order stipulated above about these changes. The information and the correspondence directed by phone and the address, specified in the present Contract, is considered received by a Party which has

договоре, считается полученной Стороной, изменившей свой адрес и телефон и не уведомивший об этом, которая и несет риски всех неблагоприятных последствий.

6.8. Одновременно с подписанием договора Стороны назначают своих уполномоченных представителей по договору, определив их компетенцию, и уведомляют об этом друг друга.

6.9. Во всем ином, что не предусмотрено настоящим договором, Стороны руководствуются действующим законодательством РФ.

7. АДРЕСА И ПЛАТЕЖНЫЕ РЕКВИЗИТЫ СТОРОН

Сторона 1
NNRF, Inc
Friedrichstrasse 200, 7th floor
D-10117 Berlin
Расчетный счет: USD 43 299 600 00 в Dresdner Bank AG
IBAN: DE 28 160 800 004 329 960 000
БИК: 160 800 00
SWIFT: DRES DE FF 811

Сторона 2
ООО «Инженерный центр ядерных контейнеров»
109240 г. Москва, М. Каковинский переулок, д. 8, комната № 9.
ОГРН 1047796518637
ИНН 7704525600/770401001
р/с 40702810000000001515
г. Москва
к/с 30101810900000000664
БИК 044583001

Сторона 1
Вице-президент и Секретарь NNRF, Inc.

________________ Петер Гёрке

Главный финансовый директор NNRF, Inc.

________________ Тодд Синклэр

М.П.

Сторона 2
Генеральный директор
ООО «Инженерный центр ядерных контейнеров»

________________ М.В. Радченко

changed the address and the phone and have not notified about it, and it bears a risks of all adverse consequences.

6.8. Simultaneously with the signing of the Contract the Parties appoint authorized representatives under the Contract, defining their competence, and notify each other about it.

6.9. In all other cases that are not stipulated by the present Contract, the Parties are guided by the current legislation of the Russian Federation.

7. ADDRESSES AND BANK DETAILS OF THE PARTIES

Party 1
NNRF, Inc
Friedrichstrasse 200, 7th floor
D-10117 Berlin
Operating account: USD 43 299 600 00 в Dresdner Bank AG
IBAN: DE 28 160 800 004 329 960 000
RCBIC: 160 800 00
SWIFT: DRES DE FF 811

Party 2
"Engineering center of nuclear containers" LLC
Suite 9, Kakovinsky side-street 8, Moscow 109240

PSRN 1047796518637
Tax payer number 7704525600/770401001
Operating account No. 40702810000000001515, Moscow
Correspondent account 30101810900000000664
RCBIC 044583001

Party 1
Vice-president and Secretary of NNRF, Inc.

________________ Peter Goerke

Chief financial officer of NNRF, Inc.

________________ Todd Sinclair

L.S.

Party 2
General Director
"Engineering center of nuclear containers" LLC

________________ Mikhail Radchenko

М.П.	L.S.